SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2012

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1200 Smith Street, Suite 2300 Houston, Texas	77002
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In June 2011, the Financial Accounting Standards Board issued guidance on the presentation of comprehensive income in financial statements.  Entities are required to present total comprehensive income either in a single, continuous statement of comprehensive income or in two separate, but consecutive, statements.  Copano Energy, L.L.C. (the “Company”) adopted this standard as of January 1, 2012, and the information in this Current Report on Form 8-K (“Form 8-K”) is filed solely to reflect the retrospective application of this guidance.  The Company has elected to present net income and other comprehensive income in two separate statements in its annual financial statements.  Additionally, the Company has elected to present total comprehensive income as a single, continuous statement of comprehensive income for the financial statements of Copano Energy, L.L.C. and its wholly owned guarantor subsidiaries.

The information in this Form 8-K, is not an amendment to or restatement of the Company’s audited consolidated financial statements which were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (“SEC”) on February 29, 2012 (the “Form 10-K”).  Other than as specified above in the adoption of this new accounting standard, this Form 8-K does not modify, update or affect any other disclosures or financial statements set forth in the Form 10-K.  Furthermore, this Form 8-K does not purport to provide a general update or discussion of any developments with respect to the Company subsequent to the filing of the Form 10-K.  Accordingly, the Form 10-K, with the presentation reflected below on this Form 8-K, should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Form 10-K.

The tables below reflect the retrospective application of the guidance described above for each of the three years in the period ended December 31, 2011.  The retrospective application did not have a material impact on the Company’s financial condition or results of operations.

COPANO ENERGY, L.L.C. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Year ended December 31,
	2011	2010	2009
	(In thousands)
Net (loss) income	$(156,312)	$(8,681)	$23,158
Other comprehensive income (loss):
Derivative settlements reclassified to earnings	36,605	(2,671)	(42,200)
Unrealized loss-change in fair value of derivatives	(22,528)	(11,502)	(41,609)
Total other comprehensive income (loss)	14,077	(14,173)	(83,809)
Comprehensive loss	$(142,235)	$(22,854)	$(60,651)

The following will be added to the Consolidated Statements of Operations included in Note 5 – Long Term Debt under “general” financial statements of Copano Energy, L.L.C. and its 100%-owned guarantor subsidiaries to the Company’s annual financial statements:

COPANO ENERGY, L.L.C. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2011
	Parent	Co-Issuer	Guarantor Subsidiaries	Investment in Non-Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
Net (loss) income	$(156,312)	$—	$(65,500)	$(145,324)	$210,824	$(156,312)
Other comprehensive income (loss):
Derivative settlements reclassified to earnings	36,605	—	36,605	—	(36,605)	36,605
Unrealized (loss) gain-change in fair value of derivatives	(22,528)	—	(22,528)	—	22,528	(22,528)
Total other comprehensive income (loss)	14,077	—	14,077	—	(14,077)	14,077
Comprehensive (loss) income	$(142,235)	$—	$(51,423)	$(145,324)	$196,747	$(142,235)

	Year Ended December 31, 2010
	Parent	Co-Issuer	Guarantor Subsidiaries	Investment in Non-Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
Net (loss) income	$(8,681)	$—	$61,845	$(20,480)	$(41,365)	$(8,681)
Other comprehensive (loss) income:
Derivative settlements reclassified to earnings	(2,671)	—	(2,671)	—	2,671	(2,671)
Unrealized (loss) gain-change in fair value of derivatives	(11,502)	—	(11,502)	—	11,502	(11,502)
Total other comprehensive (loss) income	(14,173)	—	(14,173)	—	14,173	(14,173)
Comprehensive (loss) income	$(22,854)	$—	$47,672	$(20,480)	$(27,192)	$(22,854)

	Year Ended December 31, 2009
	Parent	Co-Issuer	Guarantor Subsidiaries	Investment in Non-Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
Net income (loss)	$23,158	$—	$92,562	$4,600	$(97,162)	$23,158
Other comprehensive (loss) income:
Derivative settlements reclassified to earnings	(42,200)	—	(42,200)	—	42,200	(42,200)
Unrealized (loss) gain-change in fair value of derivatives	(41,609)	—	(41,609)	—	41,609	(41,609)
Total other comprehensive (loss) income	(83,809)	—	(83,809)	—	83,809	(83,809)
Comprehensive (loss) income	$(60,651)	$—	$8,753	$4,600	$(13,353)	$(60,651)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: October 10, 2012	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary